Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2021					2020					% Change
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year	4Q	Full Year
Sales	$10,627	$11,402	$13,154	$13,521	$48,704	$10,288	$9,353	$10,929	$10,948	$41,518	24%	17%

Costs, Expenses and Other
Cost of sales	3,199	3,104	3,450	3,873	13,626	2,829	2,747	3,013	5,029	13,618	-23%	0%
Selling, general and administrative	2,187	2,281	2,336	2,830	9,634	2,191	2,085	2,060	2,619	8,955	8%	8%
Research and development	2,412	4,321	2,445	3,068	12,245	2,175	2,085	3,349	5,788	13,397	-47%	-9%
Restructuring costs	297	82	107	174	661	70	82	113	310	575	-44%	15%
Other (income) expense, net	(455)	(103)	(450)	(333)	(1,341)	62	(387)	(312)	(253)	(890)	32%	51%
Income (Loss) from Continuing Operations Before Taxes	2,987	1,717	5,266	3,909	13,879	2,961	2,741	2,706	(2,545)	5,863	*	*
Income Tax Provision	238	503	695	85	1,521	495	396	380	69	1,340
Net Income (Loss) from Continuing Operations	2,749	1,214	4,571	3,824	12,358	2,466	2,345	2,326	(2,614)	4,523	*	*
Less: Net Income (Loss) Attributable to Noncontrolling Interests	4	1	4	4	13	(5)	4	2	3	4
Net Income (Loss) from Continuing Operations Attributable to Merck & Co., Inc.	2,745	1,213	4,567	3,820	12,345	2,471	2,341	2,324	(2,617)	4,519	*	*
Income (Loss) from Discontinued Operations, Net of Taxes and Amounts Attributable to Noncontrolling Interests	434	332	-	(62)	704	748	661	617	523	2,548	*	-72%
Net Income (Loss) Attributable to Merck & Co., Inc.	$3,179	$1,545	$4,567	$3,758	$13,049	$3,219	$3,002	$2,941	$(2,094)	$7,067	*	85%

Basic Earnings (Loss) per Common Share Attributable to Merck & Co., Inc. Common Shareholders:
Income (Loss) from Continuing Operations	$1.08	$0.48	$1.81	$1.51	$4.88	$0.98	$0.93	$0.92	$(1.03)	$1.79	*	*
Income (Loss) from Discontinued Operations	0.17	0.13	-	(0.02)	0.28	0.30	0.26	0.24	0.21	1.01	*	-72%
Net Income (Loss)	$1.26	$0.61	$1.81	$1.49	$5.16	$1.27	$1.19	$1.16	$(0.83)	$2.79	*	85%

Earnings (Loss) per Common Share Assuming Dilution Attributable to Merck & Co., Inc. Common Shareholders:
Income (Loss) from Continuing Operations	$1.08	$0.48	$1.80	$1.51	$4.86	$0.97	$0.92	$0.92	$(1.03)	$1.78	*	*
Income (Loss) from Discontinued Operations	0.17	0.13	-	(0.02)	0.28	0.29	0.26	0.24	0.21	1.00	*	-72%
Net Income (Loss)	$1.25	$0.61	$1.80	$1.48	$5.14	$1.26	$1.18	$1.16	$(0.83)	$2.78	*	85%

Average Shares Outstanding	2,531	2,533	2,530	2,527	2,530	2,533	2,527	2,529	2,530	2,530
Average Shares Outstanding Assuming Dilution (1)	2,541	2,540	2,536	2,535	2,538	2,547	2,536	2,538	2,530	2,541
Tax Rate from Continuing Operations	8.0%	29.3%	13.2%	2.2%	11.0%	16.7%	14.4%	14.0%	-2.7%	22.9%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Because the company recorded a net loss in the fourth quarter of 2020, no potential dilutive common shares were used in the computation of loss per common share assuming dilution as the effect would have been anti-dilutive.  Income from discontinued operations was also computed using average common shares outstanding.

MERCK & CO., INC.

FOURTH QUARTER AND FULL YEAR 2020 GAAP TO NON-GAAP RECONCILIATION - CONTINUING OPERATIONS

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2b

The table below reflects a reconciliation of GAAP to non-GAAP financial information on a continuing operations basis. As Organon results are reflected within discontinued operations, they are excluded from the financial information provided below.

	GAAP	Acquisition and Divestiture- Related Costs (1)		Restructuring Costs (2)		(Income) Loss from Investments in Equity Securities		Certain Other Items		Adjustment Subtotal	Non-GAAP
Fourth Quarter
Cost of sales	$5,029	1,986		44				260	(5)	2,290	$2,739
Selling, general and administrative	2,619	42		10						52	2,567
Research and development	5,788	16		16				3,161	(3)	3,193	2,595
Restructuring costs	310			310						310	-
Other (income) expense, net	(253)	(2)				(348)		(3)		(353)	100
(Loss) Income From Continuing Operations Before Taxes	(2,545)	(2,042)		(380)		348		(3,418)		(5,492)	2,947
Income Tax Provision (Benefit)	69	(378	)(4)	(21	)(4)	77	(4)	(61	)(4)	(383)	452
Net (Loss) Income from Continuing Operations	(2,614)	(1,664)		(359)		271		(3,357)		(5,109)	2,495
Net (Loss) Income from Continuing Operations Attributable to Merck & Co., Inc.	(2,617)	(1,664)		(359)		271		(3,357)		(5,109)	2,492
(Loss) Earnings per Common Share Assuming Dilution from Continuing Operations	$(1.03)	(0.66)		(0.14)		0.11		(1.32)		(2.01)	$0.98

Tax Rate	-2.7%										15.3%

Full Year
Cost of sales	$13,618	3,355		175				260	(5)	3,790	$9,828
Selling, general and administrative	8,955	225		47						272	8,683
Research and development	13,397	12		83				4,243	(3)	4,338	9,059
Restructuring costs	575			575						575	-
Other (income) expense, net	(890)	50				(1,292)		(20)		(1,262)	372
Income From Continuing Operations Before Taxes	5,863	(3,642)		(880)		1,292		(4,483)		(7,713)	13,576
Income Tax Provision (Benefit)	1,340	(627	)(4)	(80	)(4)	284	(4)	(303	)(4)	(726)	2,066
Net Income from Continuing Operations	4,523	(3,015)		(800)		1,008		(4,180)		(6,987)	11,510
Net Income from Continuing Operations Attributable to Merck & Co., Inc.	4,519	(3,015)		(800)		1,008		(4,180)		(6,987)	11,506
Earnings per Common Share Assuming Dilution from Continuing Operations	$1.78	(1.19)		(0.31)		0.40		(1.65)		(2.75)	$4.53

Tax Rate	22.9%										15.2%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results as it permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. In addition, senior management’s annual compensation is derived in part using non-GAAP pretax income. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in cost of sales primarily reflect a $1.6 billion intangible asset impairment charge related to ZERBAXA and expenses for the amortization of intangible assets.  Amounts included in selling, general and administrative expenses reflect acquisition and divestiture-related costs, including $95 million of transaction costs related to the acquisition of Arqule, Inc. for the full year. Amounts included in other (income) expense, net, primarily reflect costs related to increases in the estimated fair value measurement of liabilities for contingent consideration, partially offset by royalty income related to the termination of the Sanofi-Pasteur MSD joint venture.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company's formal restructuring programs.

(3) Amounts for the fourth quarter and full year primarily include charges of $2.7 billion for the acquisition of VelosBio Inc., $462 million for the acquisition of OncoImmune and $45 million for the discontinuation of COVID-19 development programs. Additionally, the full year includes $1.1 billion of charges for upfront payments related to license and collaboration agreements.

(4) Represent the estimated tax impacts on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.  Acquisition and divestiture-related costs also includes a tax cost of $67 million, representing an adjustment to the tax benefits recorded in conjunction with the 2015 Cubist Pharmaceuticals, Inc. acquisition.

(5) Represents charges for the discontinuation of COVID-19 development programs.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES - CONTINUING OPERATIONS

FOURTH QUARTER 2021

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3a

	Global			U.S.			International
	4Q 2021	4Q 2020	% Change	4Q 2021	4Q 2020	% Change	4Q 2021	4Q 2020	% Change
TOTAL SALES (1)	$13,521	$10,948	24	$6,259	$5,288	18	$7,262	$5,660	28
PHARMACEUTICAL	12,039	9,813	23	5,790	4,903	18	6,249	4,910	27
Oncology
Keytruda	4,577	3,993	15	2,657	2,246	18	1,920	1,747	10
Alliance Revenue - Lynparza (2)	268	206	30	144	120	20	123	85	44
Alliance Revenue - Lenvima (2)	206	158	30	131	90	46	75	69	10
Vaccines (3)
Gardasil / Gardasil 9	1,528	998	53	275	546	-50	1,253	452	177
ProQuad / M-M-R II / Varivax	509	488	4	374	345	8	135	144	-6
Pneumovax 23	292	339	-14	193	249	-22	99	90	10
RotaTeq	213	196	9	109	131	-17	105	65	61
Vaqta	41	31	31	20	25	-19	21	7	*
Hospital Acute Care
Bridion	436	355	23	218	172	27	218	183	19
Prevymis	100	80	25	42	32	30	58	48	21
Noxafil	62	82	-25	11	15	-25	50	67	-25
Primaxin	65	62	5	1		*	64	62	4
Cancidas	45	65	-31		5	-98	45	60	-25
Invanz	45	53	-15	(3)	2	*	48	50	-5
Zerbaxa	10	19	-47	9	17	-44	1	2	-68
Immunology
Simponi	206	223	-8				206	223	-8
Remicade	67	88	-24				67	88	-24
Neuroscience
Belsomra	80	83	-4	22	14	58	58	69	-16
Virology
Molnupiravir	952		*	632		*	320		*
Isentress / Isentress HD	178	211	-15	72	83	-12	106	128	-17
Cardiovascular
Alliance Revenue - Adempas/Verquvo (4)	94	65	45	90	58	55	4	7	-42
Adempas (5)	63	53	19				63	53	19
Diabetes (6)
Januvia	878	857	3	407	360	13	472	497	-5
Janumet	514	472	9	123	115	7	391	356	10
Other Pharmaceutical (7)	610	636	-4	263	278	-5	347	358	-3

ANIMAL HEALTH	1,261	1,168	8	395	361	10	866	807	7
Livestock	791	794		158	165	-4	633	629	1
Companion Animals	470	374	26	237	196	21	233	178	31

Other Revenues (8)	221	(33)	*	74	24	*	147	(57)	*

* 200% or greater

Sum of U.S. plus international may not equal global due to rounding.

(1) Only select products are shown.

(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Total Vaccines sales were $2,715 million in the fourth quarter of 2021 and $2,163 million in the fourth quarter of 2020.

(4) Alliance Revenue represents Merck's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.

(5) Net product sales in Merck's marketing territories.

(6) Total Diabetes sales were $1,475 million in the fourth quarter of 2021 and $1,412 million in the fourth quarter of 2020.

(7) Includes Pharmaceutical products not individually shown above.

(8) Other Revenues are comprised primarily of third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES - CONTINUING OPERATIONS

FULL YEAR 2021

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3b

	Global			U.S.			International
	Full Year 2021	Full Year 2020	% Change	Full Year 2021	Full Year 2020	% Change	Full Year 2021	Full Year 2020	% Change
TOTAL SALES (1)	$48,704	$41,518	17	$22,425	$19,588	14	$26,279	$21,930	20
PHARMACEUTICAL	42,754	36,610	17	20,401	18,010	13	22,353	18,600	20
Oncology
Keytruda	17,186	14,380	20	9,765	8,352	17	7,421	6,028	23
Alliance Revenue - Lynparza (2)	989	725	36	515	417	24	473	308	54
Alliance Revenue - Lenvima (2)	704	580	21	417	359	16	287	220	30
Vaccines (3)
Gardasil / Gardasil 9	5,673	3,938	44	1,881	1,755	7	3,792	2,184	74
ProQuad / M-M-R II / Varivax	2,135	1,878	14	1,629	1,378	18	506	500	1
Pneumovax 23	893	1,087	-18	547	727	-25	346	359	-4
RotaTeq	807	797	1	473	486	-3	334	311	7
Vaqta	179	170	5	100	103	-3	79	67	18
Hospital Acute Care
Bridion	1,532	1,198	28	762	583	31	770	615	25
Prevymis	370	281	32	153	119	28	218	162	35
Noxafil	259	329	-21	60	42	42	199	287	-30
Primaxin	259	251	3	2	2	-36	258	248	4
Cancidas	212	213		4	7	-42	208	207	1
Invanz	202	211	-4	(5)	9	-157	207	202	3
Zerbaxa	(1)	130	-101	4	74	-94	(5)	56	-110
Immunology
Simponi	825	838	-2				825	838	-2
Remicade	299	330	-9				299	330	-9
Neuroscience
Belsomra	318	327	-3	78	81	-4	241	247	-2
Virology
Molnupiravir	952		*	632		*	320		*
Isentress / Isentress HD	769	857	-10	294	326	-10	474	531	-11
Cardiovascular
Alliance Revenue - Adempas/Verquvo (4)	342	281	22	312	259	21	30	22	35
Adempas (5)	252	220	14				252	220	14
Diabetes (6)
Januvia	3,324	3,306	1	1,404	1,470	-4	1,920	1,836	5
Janumet	1,964	1,971	-	367	477	-23	1,597	1,494	7
Other Pharmaceutical (7)	2,310	2,312	-	1,007	984	2	1,302	1,328	-2

ANIMAL HEALTH	5,568	4,703	18	1,758	1,484	18	3,810	3,219	18
Livestock	3,295	2,939	12	667	612	9	2,628	2,327	13
Companion Animals	2,273	1,764	29	1,091	872	25	1,182	892	32

Other Revenues (8)	382	205	86	266	94	184	116	111	4

* 200% or greater

Sum of U.S. plus international may not equal global due to rounding.

(1) Only select products are shown.

(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Total Vaccines sales were $10,132 million and $8,258 million on a global basis for December YTD 2021 and 2020, respectively.

(4) Alliance Revenue represents Merck's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.

(5) Net product sales in Merck's marketing territories.

(6) Total Diabetes sales were $5,584 million and $5,588 million on a global basis for December YTD 2021 and 2020, respectively.

(7) Includes Pharmaceutical products not individually shown above.

(8) Other Revenues are comprised primarily of third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities. Other Revenues for December YTD include $185 million related to the receipt of milestone payments for an out-licensed product.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES - CONTINUING OPERATIONS

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3c

	2021					2020					% Change
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year	4Q	Full Year
TOTAL PHARMACEUTICAL	$9,238	$9,980	$11,496	$12,039	$42,754	$8,905	$8,178	$9,714	$9,813	$36,610	23	17

United States	4,294	4,647	5,670	5,790	20,401	4,308	3,958	4,842	4,903	18,010	18	13
% Pharmaceutical Sales	46.5%	46.6%	49.3%	48.1%	47.7%	48.4%	48.4%	49.8%	50.0%	49.2%

Europe (1)	2,276	2,404	2,445	2,655	9,780	2,116	1,855	2,171	2,314	8,455	15	16
% Pharmaceutical Sales	24.6%	24.1%	21.3%	22.1%	22.9%	23.8%	22.7%	22.3%	23.6%	23.1%

China	688	944	1,278	1,352	4,262	628	600	764	670	2,661	102	60
% Pharmaceutical Sales	7.4%	9.5%	11.1%	11.2%	10.0%	7.1%	7.3%	7.9%	6.8%	7.3%

Japan	607	637	614	771	2,629	561	601	648	704	2,514	10	5
% Pharmaceutical Sales	6.6%	6.4%	5.3%	6.4%	6.1%	6.3%	7.3%	6.7%	7.2%	6.9%

Asia Pacific (other than China and Japan)	437	442	450	488	1,817	411	377	411	414	1,614	18	13
% Pharmaceutical Sales	4.7%	4.4%	3.9%	4.1%	4.2%	4.6%	4.6%	4.2%	4.2%	4.4%

Latin America	353	379	434	421	1,587	314	312	372	371	1,369	13	16
% Pharmaceutical Sales	3.8%	3.8%	3.8%	3.5%	3.7%	3.5%	3.8%	3.8%	3.8%	3.7%

Eastern Europe/Middle East/Africa	357	318	362	278	1,315	353	309	289	251	1,199	11	10
% Pharmaceutical Sales	3.9%	3.2%	3.1%	2.3%	3.1%	4.0%	3.8%	3.0%	2.6%	3.3%

Canada	160	157	164	167	650	159	121	169	149	599	12	9
% Pharmaceutical Sales	1.7%	1.6%	1.4%	1.4%	1.5%	1.8%	1.5%	1.7%	1.5%	1.6%

Other	66	52	79	117	313	55	45	48	37	189	216	66
% Pharmaceutical Sales	0.8%	0.4%	0.8%	0.9%	0.8%	0.5%	0.6%	0.6%	0.3%	0.5%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Europe represents all European Union countries, the European Union accession markets and the United Kingdom.

MERCK & CO., INC.

OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

OTHER (INCOME) EXPENSE, NET

	4Q21	4Q20	Full Year 2021	Full Year 2020
Interest income	$(9)	$(11)	$(36)	$(59)
Interest expense	208	206	806	831
Exchange losses	95	56	297	145
Income from investments in equity securities, net (1)	(403)	(375)	(1,940)	(1,338)
Net periodic defined benefit plan cost (credit) other than service cost	(53)	(80)	(212)	(339)
Other, net	(171)	(49)	(256)	(130)
Total	$(333)	$(253)	$(1,341)	$(890)

(1) Includes net realized and unrealized gains and losses from investments in equity securities either owned directly or through ownership interests in investment funds.  Unrealized gains and losses from investments that are directly owned are determined at the end of the reporting period, while ownership interests in investment funds are accounted for on a one quarter lag.